GARDNER LEWIS INVESTMENT TRUST

                           The Chesapeake Growth Fund

                             Class A Investor Shares
                             Class C Investor Shares
                             Class D Investor Shares


                                   SUPPLEMENT
                              Dated April 28, 2000



This Supplement to the Investor Shares Prospectus and the Statement of Additional Information of The Chesapeake Growth Fund ("Fund"), a series of the Gardner Lewis Investment Trust ("Trust"), is to notify potential investors and other interested parties that, as of April 26, 2000, all of the Fund's Class C Investor Shares and Class D Investor Shares were converted into the Class A Investor Shares of the Fund and, following that event, no Class C Investor Shares or Class D Investor Shares will be available for purchase.

The Board of Trustees of the Trust decided to take these actions based on the recommendation from Gardner Lewis Asset Management that eliminating two of the Fund's classes of shares (by converting the Class C Investor and D Investor Shares into one Class A Investor Shares) would make it more economical for the Fund to operate. In addition, the Board also is of the view that it would be beneficial to the former Class C and Class D Investor Shares' shareholders to own Class A Investor Shares (without the payment of a sales load) because of the lower expense ratio of the Class A Investor Shares. The Board of Trustees of the Trust approved the conversion of the Class C Investor Shares and Class D Investor Shares to Class A Investor Shares at the Trust's Board of Trustees meeting held on March 6, 2000.

It is important to note that the transaction is not a taxable transaction. It should also be noted that the Class A Investor Shares will maintain the current expense structure and that the previous Class C Investor Shares and Class D Investor Shares that are converted into Class A Investor Shares will operate under the Class A Investor Shares expense structure.



          Investors Should Retain This Supplement for Future Reference
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